UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Lynden Energy Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT the annual general meeting (the “Meeting”) of the shareholders of Lynden Energy Corp. (the “Company”) will be held in the boardroom at 595 Burrard Street, Suite 2900, Vancouver, British Columbia, at 10:00 a.m. Pacific Time on Wednesday, April 22, 2015, for the following purposes:

1.	to receive the consolidated financial statements of the Company for the financial year ended June 30, 2014, together with the auditor’s report thereon;

2.	to fix the number of directors at five;

3.	to elect directors for the ensuing year;

4.	to appoint the auditor for the Company and to authorize the directors to fix the auditor’s remuneration; and

5.	to approve a stock option plan for the Company.

A shareholder entitled to attend and vote at the Meeting is entitled to appoint a proxy to attend and vote in his stead. If you are unable to attend the Meeting in person, please read the notes to the accompanying instrument of proxy and then complete and return the proxy within the time set out in the notes. As set out in the notes, the enclosed instrument of proxy is solicited by the Company’s board of directors but you may amend it, if you so desire, by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED the 16th day of March, 2015.

BY ORDER OF THE BOARD

/s/ Colin Watt

Colin Watt

President, Chief Executive Officer, Corporate Secretary and Director

i

ii

LYNDEN ENERGY CORP.

PROXY STATEMENT

AND INFORMATION CIRCULAR

Annual General Meeting of Shareholders

March 16, 2015

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors of Lynden Energy Corp. for use at the 2015 annual general meeting of shareholders and any adjournments or postponements of the meeting. We refer to our Board of Directors as the “Board” and to Lynden Energy Corp. as “Lynden,” the “Company,” “we,” “us” or “our.” The annual general meeting (the “Meeting”) will be held in the boardroom at 595 Burrard Street, Suite 2900, Vancouver, British Columbia, at 10:00 a.m. Pacific Time on Wednesday, April 22, 2015.

The items to be considered are summarized in the notice of annual general meeting of shareholders and more fully described in this proxy statement and information circular. Our shares of common stock represented by proxies will be voted as described below or as specified by each shareholder.

GENERAL MATTERS

General

The enclosed solicitation of proxy is solicited by the Board. The notice of annual general meeting, this proxy statement and information circular, the enclosed proxy card and our 2014 annual report to shareholders (the “Meeting Materials”) are first being mailed on or about March 27, 2015, to all record holders of shares of our common stock as of March 16, 2015.

Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse shareholders’ nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. The cost of solicitation will be borne by the Company. None of the directors of the Company have advised that they intend to oppose any action intended to be taken by management as set forth in this proxy statement and information circular.

Our administrative offices are located at Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia, V6C 3K4.

Quorum

No business, other than the election of a chair of the Meeting and the adjournment of the Meeting, may be transacted at the Meeting unless a quorum of shareholders entitled to vote is present at the commencement of the Meeting, but such quorum need not be present throughout the Meeting. The Company’s articles provide that quorum is one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting. If, within one-half hour of the time set for holding a meet of shareholders, a quorum is not present the Meeting stands adjourned to the same day in the next week at the same time and place.

Appointment of Proxy

The persons named in the accompanying instrument of proxy are directors or officers of the Company. A shareholder has the right to appoint a person other than the persons named in the enclosed instrument of proxy to attend and act for him on his behalf at the Meeting. To exercise this right, a Registered Shareholder (as defined below) shall strike out the names of the persons named in the instrument of proxy and insert the name of his nominee in the blank space provided, or complete another instrument of proxy. The completed instrument of proxy should be deposited with the Company’s registrar and transfer agent, Computershare Trust Company of Canada at 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1 at least two business days before the time of the Meeting or any adjournment thereof.

The instrument of proxy must be dated and be signed by the Registered Shareholder or by his attorney in writing, or, if the shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer.

Registered and Non-Registered Holders

The record date for determination of the holders of shares of common stock of the Company entitled to receive notice of, and to vote at, the Meeting is March 16, 2015 (the “Record Date”). Only shareholders whose names have been entered in the register of common shareholders at the close of business on the Record Date (“Registered Shareholders”) will be entitled to receive notice of, and to vote at, the Meeting.

Only Registered Shareholders or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders of the Company are “non-registered” shareholders because the shares of common stock they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares of common stock. More particularly, a person is not a Registered Shareholder in respect of shares of common stock which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered Registered Retirement Savings Plans (“RRSPs”), Registered Retirement Income Fund (“RRIFs”), Registered Education Savings Plans (“RESPs”) and similar plans); or (b) in the name of a clearing agency of which the Intermediary is a participant. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration for the Canadian Depository for Securities, which company acts as nominee for many Canadian brokerage firms). In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks).

Non-Registered Holders who have not objected to their Intermediary disclosing certain ownership information about themselves to the Company are referred to as “NOBO’s”. Those Non-Registered Holders who have objected to their Intermediary disclosing ownership information about themselves to the Company are referred to as “OBO’s”. In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company has elected to send the Meeting Materials directly to the NOBO’s, and indirectly through Intermediaries to the OBO’s. The Intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each OBO, unless the OBO has waived the right to receive them. The Company does not intend to pay for an Intermediary to deliver Meeting Materials to OBOs. Accordingly, OBOs will not receive the Meeting Materials unless their Intermediary assumes the costs of delivery.

Intermediaries often use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a) be given a voting instruction form which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “voting instruction form” or “VIF”) which the Intermediary must follow. Typically, the voting instruction form will consist of a one page pre-printed form. Sometimes, instead of the one page pre-printed form, the voting instruction form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label with a bar-code and other information. In order for the form of proxy to validly constitute a voting instruction form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company; or

(b) be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares of common stock beneficially owned by the Non-Registered Holder but which is otherwise not completed by the Intermediary. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non- Registered Shareholder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should properly complete the form of proxy and deposit it with Computershare Trust Company of Canada at 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1 not later than two business days before the time of holding the Meeting or adjournment thereof.

In either case, the purpose of these procedures is to permit Non-Registered Holders to direct the voting of the shares of common stock they beneficially own. Should a Non-Registered Holder who receives either a voting instruction form or a form of proxy wish to attend the Meeting and vote in person (or have another person attend and vote on behalf of the Non-Registered Holder), the Non-Registered Holder should strike out the names of the persons named in the form of proxy and insert the Non- Registered Shareholder’s (or such other person’s) name in the blank space provided or, in the case of a voting instruction form, follow the directions indicated on the form. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies, including those regarding when and where the voting instruction form or the proxy is to be delivered.

The Meeting Materials are being sent to both Registered Shareholders and Non-Registered Holders. If you are a Non-Registered Holder, and the Company or its agent has sent the Meeting Materials directly to you, your name and address and information about your holding of shares of common stock of the Company have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

By choosing to send the Meeting Materials to you directly, the Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Meeting Materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the VIF.

All references to shareholders in the Meeting Materials are to Registered Shareholders unless specifically stated otherwise.

Revocation of Proxies

In addition to revocation in any other manner permitted by law, a Registered Shareholder may revoke a proxy either by (a) signing a proxy bearing a later date and depositing it at the place and within the time aforesaid, or (b) signing and dating a written notice of revocation (in the same manner as the instrument of proxy is required to be executed as set out in the notes to the instrument of proxy) and either depositing it at the place and within the time aforesaid or with the chairman of the Meeting prior to the commencement of the Meeting or any adjournment thereof, or (c) registering with the scrutineer at the Meeting as a shareholder present in person, whereupon such proxy shall be deemed to have been revoked.

Only Registered Shareholders have the right to revoke a proxy. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

Voting Procedure

The record date for the Meeting is March 16, 2015. At the close of business on the record date, 130,198,411 shares of common stock without par value of the Company were issued and outstanding, each share carrying the right to one vote. At a general meeting of the Company, on a show of hands, every shareholder present in person shall have one vote and, on a poll, every shareholder shall have one vote for each common share of which he is the holder. Each proposal to be voted upon by the Company’s shareholders at the meeting will require, in order to pass, the approval of a majority of the votes cast on the matter. If a shareholder abstains from voting on a resolution, or otherwise does not vote, his/her/its shares will not be included in the calculation of the vote and will have no effect.

On any proposal, the persons named in the enclosed instrument of proxy will vote the shares in respect of which they are appointed and, where directions are given by the shareholder in respect of voting for or against any proposal, or to withhold voting on any proposal or abstain from voting on any proposal, will do so in accordance with such direction.

In the absence of any direction in the instrument of proxy, it is intended that such shares will be voted “FOR” the proposal to set the number of directors at five and “FOR” each nominee for director; “FOR” the proposal for appointment of the auditor; and “FOR” the proposal to approve the stock option plan. The instrument of proxy enclosed, when properly signed, confers discretionary authority with respect to amendments or variations to any matters which may properly be brought before the Meeting. The proxy also confers discretionary authority in respect of any other business that may properly come before the Meeting or any postponement or adjournment thereof. The enclosed instrument of proxy does not confer authority to vote for the election of any person as a director of the Company other than for those persons named in this proxy statement and information circular.

At the time of printing of this proxy statement and information circular, the Board is not aware that any such amendments, variations or other matters are to be presented for action at the Meeting. However, if any other matters which are not now known to the Board should properly come before the Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxyholder.

If you have any questions about this proxy statement and information circular or the Meeting, please contact our Corporate Secretary at Lynden Energy Corp., Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia, V6C 3K4 or by telephone at (604) 629-2991.

Presentation of the Financial Statements

The consolidated financial statements of the Company for the financial year ended June 30, 2014 and the report of the auditor thereon, which were (1) included in the 2014 annual report to shareholders and (2) mailed to Registered Shareholders who requested the same, will be placed before the Meeting. The Company’s consolidated financial statements are available under the Company’s profile on the System for Electronic Document Analysis and Retrieval (“SEDAR”) website, which can be accessed at www.sedar.com, on the EDGAR website, which can be accessed at www.sec.gov and under the Financials section of our website www.lyndenenergy.com.

PROPOSAL 1 – ELECTION OF DIRECTORS

Number of Directors; Nomination and Election of Directors

The Board proposes that the number of directors for the Company be determined at five for the ensuing year subject to such increases as may be permitted by the articles of the Company, and that the following five nominees be elected as directors at the Meeting, each of whom will hold office until the until the next Meeting of the shareholders unless that person ceases to be a director before then: Colin Watt, Robert Bereskin, John McLennan, Derek Michaelis, and Ron Paton.

In the absence of instructions to the contrary the shares represented by proxy will be voted for the nominees herein listed. Although the Board does not contemplate that any of the nominees will be unable to serve as director, in the event that prior to the meeting any vacancies occur in the slate of nominees herein listed, it is intended that discretionary authority shall be exercised by the person named in the proxy as nominee to vote the shares represented by proxy for the election of any other person or persons nominated as directors.

Directors

The Board believes that each director nominee, all of whom are currently directors of the Company, has valuable individual skills and experiences that, taken together, provide us with the knowledge, judgment and strategic vision necessary to provide effective oversight of the Company. The biographies below reflect the particular experience, qualifications, attributes and skills that led the Board to conclude that each director should serve on the Board, including the following:

Name	Age	Qualifications
Colin Watt	43	Current role as president and chief executive officer; familiarity with our business operations; management expertise
Robert Bereskin	72	General oil gas industry experience; geological knowledge of the Permian Basin and other oil and gas basins in North America
John McLennan	62	General oil and gas industry experience; knowledge of well completion practices
Derek Michaelis	36	Knowledge of capital markets and of oil and gas activities in the Permian Basin
Ron Paton	51	Extensive knowledge of Canadian securities matters

The principal occupation and other information about our directors is set forth below.

Colin Watt, President, Chief Executive Officer, Corporate Secretary and Director, has served as a member of the Board and as our president since January 2005, as our chief executive officer since February 2007 and as our corporate secretary since January 2010. Mr. Watt has been the president of Squall Capital Corp., a private Canadian based company which specializes in financing, restructuring and providing management service to early stage public companies, since 1997. Mr. Watt is currently a director of Stonehaven Exploration Ltd., Kicking Horse Energy Inc., Emerita Resources Corp. and Oakham Capital Corp., all of which are listed on the TSX Venture Exchange.

Robert Bereskin, Director, has served as a member of the Board since July 2007. Dr. Bereskin has over 30 years’ experience in the oil and gas industry, and is currently an Adjunct Professor at the University of Utah. His consulting work over the last dozen years has focused on unconventional gas-

bearing shale reservoirs in both the United States and Canada, where he has assisted with several international and domestic exploration/exploitation efforts. Before that, Dr. Bereskin was a manager / scientist with TerraTek Inc. for approximately twelve years, where he was able to investigate reservoirs around the world. Dr. Bereskin began his work in the oil and gas industry with a large, Denver-based, exploration and production company, where he was involved in both frontier work in Nevada, Utah and Wyoming, and development efforts in Utah and Wyoming.

John McLennan, Director, has served as a member of the Board since May 2005. Dr. McLennan has worked in geomechanics and petroleum technology companies since receiving his Ph.D. in 1980 (Civil Engineering, University of Toronto). Since then, while with Dowell and Schlumberger Dowell, one focus of his has been on improving stimulation effectiveness by applying rock mechanics principles and new-generation frac simulators. While at TerraTek, and later with Advantek International, he became involved with produced water and drill cuttings reinjection, fracpack design, as well as casing design issues related to compaction. Dr. McLennan has authored or co-authored technical manuals on coalbed methane exploitation, underbalanced drilling and underbalanced completions as well as numerous technical papers. He is the former Technical Director of ASRC Energy Service E&P Technology Inc. with its main office in Anchorage, Alaska. Dr. McLennan is currently an associate professor at University of Utah, Department of Chemical Engineering and senior research scientist at Energy & Geoscience Institute, University of Utah.

Derek Michaelis, Director, has served as a member of the Board since September 2013. Since 2005, Mr. Michaelis has been an equity oil & gas analyst with JVL Advisors, LLC, a private energy investment company based in Houston, Texas, and related entities. JVL Advisors, LLC and related entities are significant shareholders of Lynden. Mr. Michaelis holds a B.A. in Economics from Rice University.

Ron Paton, Director, has served as a member of the Board since January 2005. Mr. Paton practices business and securities law as a shareholder with the law firm of Owen Bird Law Corporation based in Vancouver, British Columbia. His clients include private and public companies with domestic and international business interests in a variety of industries. His experience includes advising on equity and debt financings, stock exchange listings, mergers and acquisitions, regulatory compliance, corporate governance and general corporate, commercial and securities law matters. Prior to joining Owen Bird Law Corporation in 2013, Mr. Paton carried on practice with the Vancouver law firm of Maitland & Company for 24 years. He has also served as a director or officer of several junior public and private companies in the resource and other sectors. Mr. Paton received his law degree from the University of British Columbia (LL.B. 1988) and was called to the British Columbia bar in 1989.

On or about April 25, 2013, Functional Technologies Corp. (“FEB”), a British Columbia company, of which Ron Paton was a director, filed a notice of intention to make a proposal to its creditors under the Canada Bankruptcy and Insolvency Act. The initial 30 day creditor protection period was extended by court order on or about May 24, 2013. On June 12, 2013, Mr. Paton resigned as a director with immediate effect. It is Mr. Paton’s understanding that following his resignation, FEB was placed into bankruptcy.

Vote Required

The affirmative vote of a majority of the votes cast on Proposal 1 is required (1) to fix the number of directors at five and (2) for the election of each director nominee: Messrs. Watt, Bereskin, McLennan, Michaelis, and Paton. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether a quorum is present.

Board Recommendation

The Board recommends a vote “FOR” the fixing of the number of directors at five and “FOR” the election of each of the nominees listed herein.

PROPOSAL 2 – APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Business Corporations Act (British Columbia) requires that the Company’s shareholders annually approve an authorized person as auditor. The Board has nominated Deloitte LLP (“Deloitte”) for re-election as the independent registered public accounting firm to be our auditor and audit our consolidated financial statements as of and for the fiscal year ending June 30, 2015 and until our next annual general meeting, and as our internal control over financial reporting as of June 30, 2015. Deloitte was appointed by the Board to serve as our auditor/independent registered public accounting firm in June 2012 based on the recommendation of the Audit Committee of the Board (the “Audit Committee”). Representatives of Deloitte are not expected to be present at the Meeting.

If the appointment is not approved, the Board may, pursuant to the Business Corporations Act (British Columbia), fill the vacancy in the office of auditor based upon the Audit Committee’s recommendation. In making such recommendation, the Audit Committee will consider whether it should select another independent registered public accounting firm, although the results of the vote are not binding on the Audit Committee.

Vote Required

The affirmative vote of a majority of the votes cast is required for the appointment of Deloitte LLP as our auditor/registered public accounting firm for fiscal year 2015.

Board Recommendation

The Board recommends a vote “FOR” the appointment of Deloitte LLP as our auditor/independent registered public accounting firm for fiscal year 2015 and until the next annual general meeting at a remuneration to be determined by the Board.

PROPOSAL 3 – APPROVAL OF STOCK OPTION PLAN

At the Meeting, shareholders will be asked to approve the Lynden Energy Corp. Stock Option Plan, as amended from time to time (the “Plan”) pursuant to the requirements of the TSX Venture Exchange. The Board approved amendments to the Plan as of March 16, 2015. The policies of the TSX Venture Exchange require that the Plan be approved by shareholders on an annual basis. If the Plan is approved at the Meeting, the Company will seek the approval of the TSX Venture Exchange to the Plan. Any options granted on or after March 16, 2015 are not exercisable until the amended Plan is approved by the TSX Venture Exchange.

Background and Purpose of the Proposal

The Plan is named the “Lynden Energy Corp. Stock Option Plan” and was originally adopted by the Board on November 27, 2013 and approved by our shareholders on January 24, 2014, and was initially approved by the TSX Venture Exchange on March 6, 2014 (the “Approval Date”). The Plan was subsequently amended by the Board effective as of March 16, 2015.

Under the policies of the TSX Venture Exchange, the Plan is characterized as a “rolling” stock option plan; the policies of the TSX Venture Exchange require shareholders to approve a “rolling” stock option plan annually.

Consequences of Failing to Approve the Proposal

If the Plan is not approved by our shareholders it will be terminated and no option granted under the Plan on or after March 16, 2015 will be exercisable or binding on the Company. In the opinion of management of the Company, the lack of a stock option plan would adversely impact the Company’s ability to attract, retain and motivate our and our subsidiaries’ employees, directors and consultants.

Sum mary of the Amended Plan

The following summary of the Plan is not a complete description of all provisions of the Plan and should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the Plan, which is attached to this proxy statement and information circular as Appendix 1. The amendments that were made to the Plan following the last Approval Date are specifically described within the summary below, but unless the context indicates otherwise, the following description discusses the Plan as amended.

The Plan is not intended to qualify under the provisions of section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). See “—Federal Income Tax Consequences.” The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Purposes of the Plan. The purpose of the Plan is to provide a means through which we may attract, retain and motivate our and our subsidiaries’ employees, directors and consultants to contribute toward our long term goals, and to encourage such individuals to acquire and maintain stock ownership, thereby strengthening their concern for our welfare and the welfare of our subsidiaries, and their desire to remain employed. We intend to achieve the Plan’s purpose by providing grants of options (“Options”).

Administration. The Board may appoint a sub-committee of the Board, which will consist at all times of two or more directors who qualify as “nonemployee directors” within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to administer the Plan pursuant to its terms and all applicable state, federal, or other rules or laws, except in the event the full Board chooses to administer the Plan (in either case, such administrative body is referred to herein as the “Committee”). Unless otherwise limited by the Plan, Rule 16b-3 of the Exchange Act, or any provisions of the Code, the Committee has broad discretion to administer the Plan, interpret its provisions, and adopt policies for implementing the Plan. This discretion includes the power to appoint or replace a delegated administrator of the Plan from time to time, to determine all questions relating to fair market value, to correct any defect, supply any information or reconcile any inconsistency in the Plan, to prescribe, amend, and rescind rules and regulations relating to the administration of the Plan, to determine what events qualify as a termination of employment or engagement under the Plan, to determine the participants to whom Options shall be granted, to determine the terms of any Option including, without limitation, the grant date, expiration date, exercise price and vesting schedule, to amend the terms of any Options, to determine when Options shall be granted, to determine the number of shares of common stock subject to each Option, to accelerate the vesting schedule of any Option previously granted, and to make all other determinations necessary or advisable, in its sole discretion, for the administration of the Plan.

Eligibility to Participate. Following the adoption of the Amendment, any individual who provides services to us or to our subsidiaries, including employees, consultants and non-employee directors of the Company (each, an “Eligible Person”), is eligible to participate in the Plan at the Committee’s discretion. An employee on leave of absence may be considered still employed by the Company or a subsidiary for purposes of determining eligibility for participation under the Plan. Options may be granted only to individuals who are Eligible Persons at the time of grant. Eligible Persons to whom Options are granted under the Plan are referred to as “Participants.” As of March 16, 2015, approximately 9 consultants and 4 outside directors were eligible to participate in the Plan. The Plan previously allowed for the grant of options to eligible charitable organizations, or to a company that was wholly owned by an eligible employee or consultant of the company, but the amendments approved by the Board as of March 16, 2015 deleted these individuals or organizations from the Eligible Person list.

Shares Subject to the Plan. The maximum aggregate number of shares of common stock that may be issued pursuant to any and all Options under the Plan shall not exceed 10% of the number of shares outstanding (on a non-diluted basis) immediately prior to the share issuance or the grant of an Option, subject to adjustment as provided under the Plan.

Shares of common stock subject to an Option under this Plan that expire or are canceled, forfeited, exchanged, or otherwise terminated without having been exercised in full, will again be available for Options under this Plan. No fractional shares shall be issued upon the exercise of any Option and the number of shares which a Participant may receive upon the exercise of an Option shall be rounded down to the nearest whole number, if applicable.

The fair market value of the shares on a given date will be, if the shares are then listed or admitted to trading on any organized trading facility, as reported on the stock exchange composite tape, the closing sales price on the date of determination or, in the case of the grant date, the date immediately preceding the grant date. In the event that the shares are then listed or admitted to trading on more than one organized trading facility, the fair market value shall be determined in accordance with the preceding sentence with respect to the primary organized trading facility on which the shares are listed, as determined by the Committee. If the shares are listed or admitted to trading on one or more national securities exchanges and has not been traded during the 10 trading days immediately preceding the date of determination or grant date, as applicable, or if the shares are not listed or admitted to trading on such an exchange, the fair market value shall be determined by the Committee in a manner as it deems appropriate, taking into account all factors the Committee deems appropriate.

The Plan limits the number of Options that may be granted in various circumstances. The aggregate number of Options which may be granted to any one person within a 12 month period may not exceed 5% of the outstanding shares immediately before the grant in question unless shareholder approval is obtained. Shareholder approval will be required to grant to Insiders (defined below), within a 12 month period, an aggregate number of Options, which, when added to the number of outstanding incentive Options granted to Insiders within the previous twelve months, exceed 10% of the outstanding shares immediately before the grant in question. The aggregate number of Options which may be granted to consultants within any 12 month period may not exceed 2% of the outstanding shares immediately before the grant in question. The aggregate number of Options which may be granted within any 12 month period to employees or consultants engaged in investor relations activities must not exceed 2% of the outstanding shares immediately before the grant in question, and such Options must vest in stages over a period of not less than 12 months with no more than 25% of those Options vesting in any three month period.

There are no fees, commissions or other charges applicable to a purchase of shares of common stock under the Plan.

As of March 16, 2015, the market price of the shares of our common stock that would be subject to any Option under the Plan was CDN$0.415.

Stock Options. Under the Plan, the Committee may grant Options to Eligible Persons, which Options are not intended to comply with section 422 of the Code. The exercise price of each Option granted under the Plan will be stated in the Option agreement and may vary. For each organized trading facility on which the common shares are listed, the fair market value of an Option will be the closing trading price of the common shares on the day immediately preceding the date of grant of the Option, and may be less than this price if it is within the discounts permitted by the applicable regulatory authorities. Options may be exercised as the Committee determines (subject to the vesting requirements applicable to employees or consultants engaged in investor relations activities mentioned above), but not later than 10 years from the date of grant. A Participant may exercise an Option in whole or in part at any time and from time to time during the applicable exercise period up to the expiration of the Option on the applicable expiration date by delivering to the administrator the required exercise notice, the applicable Option agreement and a certified check or bank draft or wire transfer payable to the Company in an amount equal to the aggregate exercise price of the common shares then being purchased pursuant to the exercise of the Option, together with the additional amount described below under Tax Withholding.

Transferability. Except as provided otherwise in the Plan, Options are non-assignable and non-transferable except that on the death of a holder of Options, the executor or other permitted personal representative may exercise any vested Options until the earlier to occur of their expiry or one year from the date of the holder’s death.

Tax Withholding. At the time an Option is exercised, the Participant is required to deliver to the Company, by certified check, bank draft or wire transfer, funds equal to the amount that the Company determines in good faith it is required to remit to the appropriate government authority in respect of the Participant’s minimum statutory tax withholding applicable to the exercise of the Option.

Amendment and Termination. Without shareholder or Participant approval, the Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Options under the Plan, except that to the extent that any amendment or alteration to the Plan, including any increase in any share limitation, requires the approval of the shareholder under any state, provincial or federal law or regulation or the rules of any stock exchange or automated quotation system on which the common shares may then be listed or quoted, in which case such amendment or alteration shall not be effective without such approval. The Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided, that without the consent of an affected Participant, no such action by the Board may materially and adversely affect the rights of such Participant under any previously granted and outstanding Option. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Option theretofore granted and any Option agreement relating thereto, except as otherwise provided in the Plan; provided, that without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Option. Unless earlier terminated, the Plan shall terminate on, and no more Options shall be granted under the Plan after, the tenth anniversary of the Approval Date.

Corporate Events. In the event of certain changes to the Company’s capitalization, such as a stock split, stock combination, stock dividend, extraordinary cash dividend, exchange of shares, or other recapitalization, merger or otherwise, which result in an increase or decrease in the number of outstanding common shares, appropriate adjustments will be made by the Committee as to the Options and the number of shares available for issuance under the Plan so that the proportionate interest of each Participant shall, to the extent practicable, be maintained as before the occurrence of such event.

Upon the occurrence of a Triggering Event (as such term is defined in the Plan), the Committee may, without consent of any Participant: (i) cause all or a portion of any of the Options granted under the Plan to terminate upon the occurrence of a Triggering Event; or (ii) cause all or a portion of any of the Options granted under the Plan to be exchanged for options of another corporation upon the occurrence of a Triggering Event in such ratio and at such exercise price as the Committee deems appropriate, acting reasonably.

Federal Income Tax Consequences

U.S. Federal Income Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the U.S. federal income tax consequences to Participants that are U.S. residents arising from participation in the Plan. This description is based on current law, which is subject to change (possibly retroactively). In addition, Options with an exercise price less than the fair market value of a share of common stock on the date of grant or Options that are based on shares of common stock that are not deemed to be service recipient stock for the Participant could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in section 409A of the Code and guidance promulgated thereunder, and you should consult with your legal counsel before determining for yourself whether a transaction relating to an Option complies with the conditions specified in section 409A of the Code. The tax treatment of Participants in the Plan may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign jurisdiction, or U.S. state or local tax consequences in this section.

Options. Participants will not realize taxable income upon the grant of an Option. Upon the exercise of an Option, a Participant will recognize ordinary compensation income (potentially subject to withholding) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received, over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any shares of common stock received pursuant to the cash exercise of an Option that equals the fair market value of such shares on the date of exercise. If applicable, the Company or its subsidiary (as applicable) may be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

The Plan only permits the transfer of Awards to a personal representative of a Participant in the event of the Participant’s death or disability.

Canadian Federal Income Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the Canadian federal income tax consequences to Participants that are Canadian residents arising from participation in the Plan. This description is based on current law, which is subject to change (possibly retroactively). In addition, Options with an exercise price less than the fair market value of a share of common stock on the date of grant could be subject to additional taxes. The tax treatment of Participants in the Plan may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign jurisdiction, or Provincial or local tax consequences in this section.

Options. Participants will not realize taxable income upon the grant of an Option. Upon the exercise of an Option, a Participant will recognize ordinary compensation income (potentially subject to withholding) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received, over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any shares of common stock received pursuant to the cash exercise of an Option that equals the fair market value of such shares on the date of exercise. If applicable, the Company or its subsidiary (as applicable) may be entitled to a deduction for Canadian federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

The Plan only permits the transfer of Awards to a personal representative of a Participant in the event of the Participant’s death or disability

New Plan Benefits and Previously Awarded Options

The future awards, if any, that will be made to Eligible Persons under the Plan are subject to the discretion of the Committee and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our employees, consultants and non-employee directors under the Plan. Therefore, a New Plan Benefits Table is not provided.

Previously Awarded Stock Options

The following table sets forth information with respect to all outstanding stock options granted under the Plan as of close of business on March 16, 2015, to the persons named below.

Stock Options
Named Executive Officers
Richard Andrews (a)	1,762,500
Colin Watt	1,635,000
Laurie Sadler	50,000
All current executive officers as a group (2 persons) (b)	1,685,000
All current employees, excluding current executive officers, as a group (5 persons) (c)	210,000
All current non-employee directors as a group (4 persons) (d)	612,500

(a)	Mr. Andrews resigned from his position as Chairman as of December 31, 2014, but continues to hold outstanding, vested stock options according to their terms.
(b)	Total excludes Richard Andrews, formerly a director and the Chairman of the Company, who provides consulting services to the Company.
(c)	For purposes of this table, “current employees” includes consultants eligible to participate in the Plan.

(d)	No stock option awards have been granted under the Plan to any (i) nominee for election as a non-employee director, or (ii) any associate of a non-employee director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of awards granted under the Plan.

Vote Required

The affirmative vote of a majority of the votes cast is required to approve the Lynden Energy Corp. Stock Option Plan.

Board Recommendation

The Board recommends a vote “FOR” the approval of the Lynden Energy Corp. Stock Option Plan as disclosed in this proxy statement and information circular.

EQUITY COMPENSATION PLAN INFORMATION

During the financial year ended June 30, 2014, the Plan was the only equity compensation plan under which securities were authorized for issuance. The following table sets forth information with respect to our stock option plan as at the fiscal year ended June 30, 2014.

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options ($) (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	6,632,500	CDN$	0.61	6,295,091	(1)
Equity compensation plans not approved by security holders	0		N/A	0
Total	6,632,500	CDN$	0.61	6,295,091	(1)

(1)	This figure is based on the total number of shares authorized for issuance under our Plan, less the number of stock options issued under the Plan which were outstanding as at the Company’s financial year ended June 30, 2014. As at June 30, 2014, the Company was authorized to issue options for the purchase of a total of 12,927,591 shares of common stock.

BOARD OF DIRECTORS, BOARD MEETINGS AND COMMITTEES

Board Structure and Leadership

Our Board has five directors and two committees, the Technical Committee and the Audit Committee. Our articles provide that, if the Company is a public company, the Board will consist of at least three directors to be elected annually.

Board Leadership

Until his resignation effective December 31, 2014, the Board was led by Richard Andrews as Chairman of the Board. As of the present date, a replacement has not yet been selected to lead the Board. Pending the selection and appointment of a chairperson, our Board meetings have been led by Colin Watt, our Chief Executive Officer, in his role as a director of the Company.

Risk Management

Our Board oversees risk management in a number of ways. The Audit Committee oversees the management of financial and accounting related risks as an integral part of its duties. The Board receives reports on various risk-related items at its meetings. The Board considers these reports and provides feedback to management regarding our risk exposure, the potential impact on us, and steps being taken to mitigate such risks.

Audit Committee

The primary function of the Audit Committee is to assist the Board in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting, and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Audit Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.

Membership

Our Audit Committee consists of John McLennan, Ron Paton and Colin Watt (Chair). Colin Watt is an executive officer of the Company and Ron Paton is the Company’s legal counsel, and accordingly, the Board has determined that they are not considered to be independent as defined in National Instrument 51-110 (“NI 51-110”) or the rules of the NYSE MKT LLC or Rule 10A-3 of the Exchange Act. The Company’s Audit Committee does, however, meet the requirements applicable to a “venture issuer” (as defined in National Instrument 51-102 – Continuous Disclosure Obligations) and the requirements of the TSXV.

The Board has determined that each of John McLennan, Ron Paton and Colin Watt are “financially literate” as defined in NI 51-110 and that Mr. Watt is an “audit committee financial expert” as described in Item 407(d)(5) of Regulation S-K.

Charter

The Audit Committee operates under a written charter adopted by our Board. The Audit Committee charter is available under the Investors section of our website at www.lyndenenergy.com and is available in printed form upon written request to our Corporate Secretary at Lynden Energy Corp., 888 Dunsmuir Street, Suite 1200, Vancouver, BC V6C 3K4 by any shareholder. Pursuant to its charter, the Audit Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Company’s financial reporting and internal control systems and review the Company’s financial statements;

•	review and appraise the performance of the Company’s external auditors; and

•	provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board.

Other Committees

Other than the Audit Committee, the only other standing committee of the Board is the Technical Committee. The responsibilities of the Technical Committee include overseeing the review of potential mineral properties recommended by management and guiding due diligence activities concerning such properties, and overseeing such matters relating to exploration activities and development undertaken on properties held by the Company. The members of the Technical Committee are Robert Bereskin (chair), John McLennan and Colin Watt.

The Company does not have a compensation committee. The Board has not adopted any specific policies or practices to determine the compensation for the Company’s directors and executive officers other than as disclosed below in “Narrative to Summary Compensation Table” and in our Registration Statement on Form 10, as amended, originally filed on October 29, 2014.

The Company does not have a nominating committee. The Board has not adopted any specific policies or practices to determine nominations for the Company’s directors other than as disclosed below in “Identifying and Evaluating Nominees for Directors.”

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the shareholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Company. National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”) establishes corporate governance guidelines which apply to all public companies. These guidelines are not intended to be prescriptive but to be used by issuers in developing their own corporate governance practices. The Board is committed to sound corporate governance practices and feels that the Company’s corporate governance practices are appropriate and effective for the Company given its current size.

The Company’s corporate governance practices are summarized below.

Corporate Governance Policies and Practices

The Board meets formally on an as needed basis to review and discuss the Company’s business activities, to provide guidance to management, and to consider and if thought fit, to approve matters presented to the Board for approval, and to provide guidance to management. In addition, management informally provides updates to the Board at least once per quarter between formal meetings. In general, management consults with the Board when deemed appropriate to keep it informed regarding the Company’s affairs.

The Board facilitates the exercise of independent supervision over management through these various meetings. At present, the Board has an Audit Committee and a Technical Committee. When necessary, the Board will form a special committee of independent directors to deal with matters requiring independence. The composition of the Board is such that the independent directors have significant experience in business affairs and, as a result, these directors are able to provide significant and valuable independent supervision over management.

Ethical Business Conduct

The Board does not currently have a written code of ethics, but views good corporate governance as an integral component to the success of the Company. The Company’s Audit Committee has established a “whistleblower” policy to encourage employees to raise concerns about business conduct.

Board Independence

NP 58-201 suggests that the board of directors of a public company should be constituted with a majority of individuals who qualify as “independent” directors. An “independent” director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act with a view to the best interests of the company, other than interests and relationships arising from shareholding. In addition, where a company has a significant shareholder, NP 58-201suggests that a board of directors should include a number of directors who do not have interests in either the company or the significant shareholder. Of the proposed director nominees, Robert Bereskin, John McLennan and Derek Michaelis are considered by the Board to be “independent” within the meaning of NP 58-201. Colin Watt is an executive officer of the Company and Ron Paton is the Company’s legal counsel, and accordingly, they are considered to be “non-independent”. Due to his position as chairman of the Board involving a policy making function, Richard Andrews was considered by the provisions of NP 58-201to be “non-independent” during his service as Chairman of the Board.

Additionally, although we are not listed on any U.S. securities exchange and therefore are not subject to the listing requirements of the NYSE MKT LLC, the Board has determined that Robert Bereskin, John McLennan and Derek Michaelis are independent as defined by the rules of the NYSE MKT LLC.

Identifying and Evaluating Nominees for Directors

The Board does not have a nominating committee. Once a decision has been made to add or replace a director, the task of identifying new candidates will fall on the Board and management. If a candidate looks promising, the Board and management will conduct due diligence on the candidate and interview the candidate and if the results are satisfactory, the candidate is invited to join the Board.

The Board seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively. More specifically, in identifying candidates for membership on the Board, takes into account (1) individual qualifications, such as strength of character, mature judgment and industry knowledge or business experience, and (2) all other factors it considers appropriate, including alignment with our shareholders.

The Board has no specific policy on diversity. However, the Board does not discriminate on the basis of race, gender, age or cultural background in identifying and nominating nominees for director. For purposes of consideration of diversity, the Board includes members with differences of viewpoint, professional experience, education, skills and other individual qualities and attributes.

The Board may consider suggestions from many sources regarding possible candidates for nomination to the Board, including suggestions from management, directors and shareholders. For the deadlines for shareholder suggestions to the Board of individuals to be considered for nomination as candidates to be elected at the 2016 annual general meeting of shareholders, see “Submission of Shareholder Proposals and Other Deadlines for the 2016 Annual General Meeting of Shareholders.” Any such suggestion should be sent to the Board, c/o our Corporate Secretary, Lynden Energy Corp., Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia, V6C 3K4. The information should include the name, address and principal occupation of the individual being suggested, the number of shares owned beneficially and of record by the individual, a description of all arrangements or understandings (if any) between the shareholder and the individual being suggested for the Board’s consideration, the information about the shareholder and the individual being suggested that would be required to be included in a dissident’s proxy statement and information circular prepared in accordance with the requirements of the Business Corporations Act (British Columbia) and any applicable Canadian securities law and an indication of the individual’s willingness to be named as a nominee and to serve as a director if nominated by the Board. Possible candidates who have been suggested by shareholders are evaluated by the Board in the same manner as are other possible candidates. The Board has not retained a third-party search firm to identify candidates at this time but may do so in the future in its discretion.

Communications with the Board

Shareholders may send written communications to the Board, c/o our Corporate Secretary, Lynden Energy Corp., Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia, V6C 3K4. These communications will be compiled by the Corporate Secretary and promptly forwarded to the Board.

Meetings of the Board and Director Attendance at Annual General Meetings of Shareholders

During fiscal 2014, our Board held three meetings and the Audit Committee held four meetings. All directors attended in person or by telephone 100% of the total Board meetings and meetings of Board committees of which he was a member in fiscal 2014, with the exception of Robert Bereskin, who attended two of our three Board meetings.

The Company does not have a policy regarding director attendance at annual general meetings. Two directors attended the 2014 annual general meeting of the shareholders.

STOCK OWNERSHIP MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, Section 16 officers and persons who beneficially own more than 10% of the shares of our common stock to file initial reports of ownership on Form 3 and reports of changes of ownership on Forms 4 and 5 with the Securities and Exchange Commission (the “SEC”). These Section 16 officers, directors and 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms that they file. Specific due dates for these reports have been established by regulation, and we are required to report in this proxy statement and information circular any failure to file by these dates in fiscal 2014.

Based solely on our review of reports and written representations that we have received during the year ended June 30, 2014, we believe that all required reports were timely filed.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of the close of business March 16, 2015, beneficial ownership of our common stock by our directors, the executive officers named in the Summary Compensation Table, all directors and executive officers as a group and all persons who were known to us to be the beneficial owners of more than 5% of our outstanding shares:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Richard Andrews	5,361,000	(1)	4.06%
Colin Watt	2,442,699	(2)	1.84%
Robert Bereskin	75,000	(3)	*
John McLennan	131,250	(4)	*
Derek Michaelis	0		*
Ron Paton	531,250	(5)	*
Laurie Sadler	58,600	(6)	*
All Officers and Directors as a Group	3,238,799		2.44%
John Lovoi	27,387,600	(7)	20.47%

*	Indicates holder of less than 1% of outstanding shares.
(1)	Includes (i) 1,262,950 shares of common stock owned by Hawken Trust and (ii) 1,762,500 stock options held of record by Richard Andrews which are vested and are exercisable into 1,762,500 shares of common stock. The address for Mr. Andrews is 120 Hwy 28, Unit 47, Stillwater Lane, Crystal Bay, Nevada 89402. Mr. Andrews resigned his position as Chairman effective December 31, 2015.

(2)	Includes 1,635,000 stock options held of record by Colin Watt which are vested and are exercisable into 1,635,000 shares of common stock. The address for Mr. Watt is Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia V6C 3K4.
(3)	Includes 50,000 stock options held of record by Robert Bereskin which are vested and are exercisable into 50,000 shares of common stock. The address for Mr. Bereskin is Suite 1200, 888 Dunsmuir St., Vancouver, BC V6C 3K4.
(4)	Includes 131,250 stock options held of record by John McLennan which are vested and are exercisable into 131,250 shares of common stock. The address for Mr. McLennan is Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia V6C 3K4.
(5)	Includes 431,250 stock options held of record by Ron Paton which are vested and are exercisable into 431,250 shares of common stock. The address for Mr. Paton is 29th Floor, 595 Burrard Street, Vancouver, British Columbia V7X 1J5.
(6)	Includes 50,000 stock options held of record by Laurie Sadler which are vested and are exercisable into 50,000 shares of common stock. The address for Mr. Sadler is Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia V6C 3K4.
(7)	Includes the following limited partnerships which are indirectly controlled by JVL Advisors, LLC, the membership interests of which are substantially owned by John Lovoi, (i) 1,630,627 shares of common stock owned by Asklepios Energy Fund, LP, (ii) 4,597,822 shares of common stock owned by Hephaestus Energy Fund LP, (iii) 9,616,948 shares of common stock owned by Luxiver, LP, (iv) 4,931,449 shares of common stock owned by Navitas Fund, LP, (v) 1,884,574 shares of common stock owned by Panakeia Energy Fund, LP, (vi) 336,658 shares of common stock owned by TJS Energy Fund, LP, (vii) 414,973 shares of common stock owned by URJA, LP, (viii) 235,301 shares of common stock owned by Children’s Energy Fund, (ix) 113,748 shares of common stock owned by LVPU, LP, (x) 1,482,600 warrants which are exercisable into 1,482,600 shares of common stock owned by Luxiver, LP and (xi) 2,142,900 warrants which are exercisable into 2,142,900 shares of common stock owned by Navitas Fund, LP. The address for Mr. Lovoi is Suite 550, 10000 Memorial Drive, Houston, Texas 77024.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of our executive officers.

Name	Age	Position
Colin Watt	43	President, Chief Executive Officer, Corporate Secretary and Director
Laurie Sadler	70	Chief Financial Officer

The biographical information for Mr. Watt may be found above under “Proposal 1 – Election of Directors.”

Laurie Sadler, Chief Financial Officer, has served as our chief financial officer since July 2005. Mr. Sadler is a retired Chartered Accountant with extensive experience as a business advisor to public and private companies. Mr. Sadler was a founder and managing partner of the firm Sadler, Weismiller, Spencer, Chartered Accountants (1984-2001) and has a Masters of Business Administration from the University of Western Ontario.

EXECUTIVE COMPENSATION

We are currently considered an emerging growth company for purposes of the Securities and Exchange Commission’s (“SEC”) executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures. Further, our reporting obligations extend only to the individuals serving as our chief executive officer, and our two other most highly compensated executive officers. For the fiscal year ending June 30, 2014, our “Named Executive Officers” were:

Named Executive Officer	Title
Richard Andrews	Chairman
Colin Watt	Chief Executive Officer
Laurie Sadler	Chief Financial Officer

Mr. Andrews resigned effective December 31, 2014, but is still considered to be a named executive officer for the fiscal year ending June 30, 2014.

Summary Compensation Table

The following table sets forth all annual and long term compensation for services paid to or earned by the Named Executive Officers during the most recently completed financial year.

Name and Principal Position During the Financial Year Ended June 30, 2014	Financial Year Ended June 30	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All other compens- ation ($)		Total compens- ation ($)
Richard Andrews	2014	0	$70,000	0	0	$182,115	(1)	$252,115
Former Chairman

Colin Watt	2014	0	0	0	0	226,059	(2)	226,059
Chief Executive Officer

Laurie Sadler	2014	0	0	0	0	14,946	(3)	14,946
Chief Financial Officer

(1)	Paid to Richard Andrews pursuant to the Andrews Agreement, as described in greater detail below.
(2)	Paid, pursuant to the Watt Agreement as described in greater detail below, to Squall Capital Corp., a company controlled by Colin Watt, for the services provided by Colin Watt and for administrative services provided by several employees of Squall Capital Corp. The amount paid to Squall Capital Corp. was paid in Canadian dollars and is presented in U.S. dollars. This amount was translated at CDN$1= US$0.9341 for the fiscal year ended June 30, 2014.
(3)	Paid to Timeout Holdings Inc., a private company owned by Mr. Sadler, for fees for acting as the Company’s Chief Financial Officer. The amount was paid to Timeout Holdings Inc. in Canadian dollars and is presented in U.S. dollars. This amount was translated at CDN$1=US$0.9341 for the fiscal year ended June 30, 2014.

Narrative to the Summary Compensation Table

Compensation paid to our Named Executive Officers is determined solely based on discussions by the Board. The Board follows a compensation philosophy that aligns the Named Executive Officers’ interests with those of our shareholders and seeks to provide incentives designed to ensure that we attract, retain and motivate key talents in this highly specialized and technical public junior natural resource industry.

The Board believes that a total compensation package including consulting fees and stock options is appropriate in achieving its objectives. We do not have any predetermined performance goals for our Named Executive Officers, but expect each Named Executive Officer to serve the Company and its shareholders to the best of his abilities, putting shareholder interests and value first in their decision making.

Each of the Named Executive Officers is compensated primarily by a consulting fee that is negotiated between the Company and the Named Executive Officer. Stock options are granted from time to time to Named Executive Officers to align the Named Executive Officers’ interests with those of the shareholders. The number of stock options granted to each Named Executive Officer is determined solely by the Board and is based on the Named Executive Officer’s performance, his consulting fee, if any, and the Company’s share price at the time these stock options are granted.

The services of Richard Andrews, our former chairman of the Board, were provided pursuant to a services agreement (the “Andrews Agreement”) dated January 1, 2013 between Mr. Andrews and the Company. Pursuant to the terms of the Andrews Agreement, Mr. Andrews was paid $15,000 per month, and provided Mr. Andrews was continuously engaged by the Company during the calendar year, an annual bonus in the amount of $70,000.

The services of Colin Watt, the president, chief executive officer and corporate secretary of the Company, are provided pursuant to a management agreement (the “Watt Agreement”) dated January 1, 2013 between Mr. Watt and the Company. Pursuant to the terms of the Watt Agreement, Squall Capital Corp. is paid up to CDN$20,000 per month, for the services of Colin Watt and for the administrative services provided by several employees of Squall Capital Corp.

The Company pays Timeout Holdings Inc., a private company owned by Laurie Sadler, CDN$1,400.00 per month for providing the services of Laurie Sadler as the Company’s Chief Financial Officer.

Option-Based Awards for Year Ended December 31, 2014

The Company currently has in place a “rolling” stock option plan. The purpose of granting stock options is to assist the Company in compensating, attracting, retaining and motivating its executive officers and to closely align the personal interests of such persons to that of the shareholders. In determining the number of options to be granted to the executive officers, the Board will take into account the number of options, if any, previously granted to each executive officer and the exercise price of any outstanding options to ensure that such grants are in accordance with the policies of the TSX Venture Exchange.

See “Outstanding Equity Awards at Fiscal Year End” below for details of the option-based awards outstanding as at June 30, 2014.

Outstanding Equity Awards at Fiscal Year End

During the financial year ended June 30, 2014, the Company did not grant any stock options and there were no re-pricings of stock options under the stock option plan or otherwise.

The following table discloses the particulars of the option-based awards granted to the Named Executive Officers under the Company’s stock option plan which were outstanding as at June 30, 2014.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price (CDN$)	Option Expiration Date
Richard Andrews	350,000	0.30	Oct. 7, 2014
	475,000	0.55	Mar. 16, 2015
	1,150,000	0.80	July 21, 2016
	612,500	0.50	July 2, 2017

Colin Watt	350,000	0.30	Oct. 7, 2014
	475,000	0.55	Mar. 16, 2015
	97,500	0.60	July 20, 2015
	925,000	0.80	July 21, 2016
	612,500	0.50	July 2, 2017

Laurie Sadler	50,000	0.30	Oct. 7, 2014
	25,000	0.55	Mar. 16, 2015
	50,000	0.80	July 21, 2016

The Company currently has in place a 10% “rolling” stock option plan for the purpose of attracting and motivating directors, officers, employees and consultants of the Company and advancing interests of the Company by affording such person with the opportunity to acquire an equity interest in the Company through rights granted under the stock option plan to purchase common stock of the Company. The Board may, at the time an option is awarded or upon renegotiation of the same, attach restrictions relating to the exercise of the option, including but not limited to vesting provisions. Any such restrictions are indicated on the applicable option certificate. Notwithstanding the foregoing, options issued to consultants performing investor relations activities must vest in stages over at least twelve months with not more than one-quarter of the options vesting in any three month period.

Pension Benefits

The Company does not maintain or sponsor any pension or retirement plans.

Potential Payments upon Termination or Change in Control

Except as disclosed below, the Company does not have any compensatory plans, contracts or arrangements that provide for payments to a Named Executive Officer at, following or in connection with any termination, resignation, retirement, a change in control of the Company or a change in a Named Executive Officer’s responsibilities.

Richard Andrews

The services of Richard Andrews, the former chairman of the Board, were provided pursuant to the Andrews Agreement. Mr. Andrews resigned as chairman on December 31, 2014, but the material terms of the Andrews Agreement as of June 30, 2014 are described below.

Mr. Andrews could have terminated the Andrews Agreement on two weeks’ written notice for Good Cause (as defined below), in which case the Company was obligated to pay Mr. Andrews $500,000 on the termination date.

Good Cause was defined as the occurrence of one of the following events without Mr. Andrews’ express written consent:

•	the assignment by the Company to Mr. Andrews, without Mr. Andrews’ consent, of any substantial new or different duties inconsistent with the his positions, duties, responsibilities and status with the Company immediately prior to such change in assigned duties;

•	a material reduction in Mr. Andrews’ responsibilities, without the his consent, except as a result of his death or disability;

•	a reduction by the Company in Mr. Andrews’ compensation not agreed to by him;

•	the requirement by the Company that Mr. Andrews be based anywhere other than within a 50 kilometer radius of his then current location; or

•	the failure by the Company to continue in effect, or a material change in the terms of Mr. Andrews’ participation in benefits under any incentive program in place for the Company’s executives, including, without limiting the generality of the foregoing, share option plans, share purchase plans, stock appreciation rights, profit-sharing or bonus plans (collectively, the “Incentive Plans”), the effect of which would be to materially reduce the total value, in the aggregate, of the benefit to him under the Incentive Plan.

The Company could also have terminated the Andrews Agreement without cause at any time by notice in writing stating the effective date of termination, in which case the Company would have been obligated to pay Mr. Andrews $500,000 on the termination date.

If the Andrews Agreement was terminated by the Company within 12 months of a Change of Control (as defined in the Andrews Agreement) other than for cause, or the Andrews Agreement was terminated by Mr. Andrews at any time within six months after a Change of Control, Mr. Andrews would have received a termination payment of $500,000.

The Company is in the process of renegotiating the Andrews Agreement due to Mr. Andrews’ resignation effective December 31, 2014.

Colin Watt

The services of Colin Watt, the president, chief executive officer and corporate secretary of the Company, are provided pursuant to the Watt Agreement. Mr. Watt may terminate the Watt Agreement on two weeks’ written notice for Good Cause (as defined below), in which case the Company is obligated to pay Mr. Watt CDN$500,000 on the termination date.

Good Cause means the occurrence of one of the following events without Mr. Watt’s express written consent:

•	the assignment by the Company to Mr. Watt, without Mr. Watt’s consent, of any substantial new or different duties inconsistent with the his positions, duties, responsibilities and status with the Company immediately prior to such change in assigned duties;

•	a material reduction in Mr. Watt’s responsibilities, without the his consent, except as a result of his death or disability;

•	a reduction by the Company in Mr. Watt’s compensation not agreed to by him;

•	the requirement by the Company that Mr. Watt be based anywhere other than within a 50 kilometer radius of his then current location; or

•	the failure by the Company to continue in effect, or a material change in the terms of Mr. Watt’s participation in benefits under the Incentive Plans, the effect of which would be to materially reduce the total value, in the aggregate, of the benefit to him under the Incentive Plan.

The Company may terminate the Watt Agreement without cause at any time by notice in writing stating the effective date of termination, in which case the Company is obligated to pay Mr. Watt CDN$500,000 on the termination date.

If the Watt Agreement is terminated within 12 months of a Change of Control (as defined in the Watt Agreement) by the Company other than for cause, or the Watt Agreement is terminated by Mr. Watt at any time within six months after a change of control, Mr. Watt will receive a termination payment of CDN$500,000.

DIRECTOR COMPENSATION

Compensation for the Named Executive Officers that also serve as directors has been disclosed in the “Summary Compensation Table” above. The Company pays its independent directors for acting as such and is determined solely based on discussions by the Board. Directors are also eligible to receive stock option grants.

The Company has a stock option plan for the granting of incentive stock options to certain persons including directors. The purpose of granting such options is to assist the Company in compensating, attracting, retaining and motivating the directors of the Company and to closely align the personal interests of such persons to that of the shareholders. See “Incentive Plan Awards” above.

The following table discloses the particulars of the compensation provided to the directors of the Company (excluding the Named Executive Officers) for the financial year ended June 30, 2014.

Director Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($) (1)	Total ($)
Robert Bereskin	48,000	0	$48,000
John McLennan	24,000	0	$24,000
Derek Michaelis	0	0	0
Ron Paton	0	0	0

(1)	As of June 30, 2014, Mr. Bereskin held 175,000 outstanding options, Mr. McLennan held 281,250 outstanding options, and Mr. Paton held 581, 250 outstanding options.

Mr. Robert Bereskin is paid $2,000 per month for acting as a director of the Company, and is paid $2,000 per month for acting as the Chair of the Company’s Technical Committee.

Mr. John McLennan is paid $2,000 per month for acting as a director of the Company.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

We do not maintain a policy for approval of Related Party Transactions. A “Related Party Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds the lesser of (a) $120,000 or (b) one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any Related Person had, has or will have a direct or indirect material interest. A “Related Person” means:

•	any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

•	any person who is known by us to be the beneficial owner of more than 5% of our shares of common stock;

•	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our common shares, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our common shares; and

•	any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Board periodically reviews all Related Party Transactions that the rules of the SEC require be disclosed in the Company’s annual report or proxy statement and information circular, as applicable, and makes a determination regarding the initial authorization or ratification of any such transaction.

In determining whether to approve or disapprove entry into a Related Party Transaction, the Board will take into account, among other factors, the following: (1) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and (2) the extent of the Related Person’s interest in the transaction.

Except as described in this section, there has not been any transaction or series of similar transactions (aside from compensation for services rendered) during the last three completed financial years or any proposed transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds the lesser of (a) $120,000 or (b) one percent of the average of our total assets at year end for the last two completed fiscal years and in which any of the Company’s directors, executive officers, holders of more than 5% of any class of its voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

See “Executive Compensation” for details regarding compensation arrangements with our directors and executive officers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed Deloitte LLP as our independent registered public accounting firm to audit our consolidated financial statements and as internal control over financial reporting as of and for the fiscal year ending June 30, 2015. Shareholders are being asked to ratify the appointment of Deloitte at the Meeting under Proposal 2.

Representatives of Deloitte are not expected to be present at the Meeting.

Audit Fees

Our independent registered public accounting firm for fiscal 2014 and 2013 was Deloitte LLP. Fees paid to Deloitte for fiscal 2014 and 2013 are as follows:

	2014		2013
Audit Fees (1)	CDN$	78,000	CDN$	76,200
Audit-Related Fees (2)		0	CDN$	1,524
Tax Fees (3)	CDN$	109,675	CDN$	40,029
All Other Fees		0		0

Total	CDN$	187,675	CDN$	117,753

(1)	Fees for professional services provided in connection with the audits of the Company’s annual financial statements and internal control over financial reporting, statutory and regulatory filings and review of the Company’s quarterly financial statements.
(2)	Fees charged for assurance and related services reasonably related to the performance of an audit, and not included under “Audit Fees”
(3)	Fees charged for tax compliance, tax advice and tax planning services.

Preapproval Policy and Proced ures

The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or to the extent permitted by law, non-audit services) our independent registered public accounting firm provides. All audit and audit-related services rendered by Deloitte in fiscal 2014 and 2013 were approved by the Audit Committee before Deloitte was engaged for such services. No services of any kind were approved pursuant to the exemption in section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

AUDIT COMMITTEE REPORT

The following statement is furnished by our Audit Committee and is not incorporated by reference into any document that we file with the SEC.

This statement is being provided to inform shareholders of the Audit Committee’s oversight with respect to our financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended June 30, 2014, and related notes with management and the independent registered public accounting firm. In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16. The Audit Committee discussed with our independent registered public accounting firm the independence of such firm from our management, including a review of audit and non-audit fees, and received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with our management and the independent registered public accounting firm such other matters and received such assurance from them, as the Audit Committee deemed appropriate.

Management is responsible for the preparation and presentation of the Company’s audited financial statements, the establishment and maintenance of our disclosure controls and procedures and the establishment, maintenance and evaluation of the effectiveness of our internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements and internal control over financial reporting according to the standards of the PCAOB and issuing reports. The Audit Committee’s responsibility is to monitor and oversee this process.

Based on the foregoing review and discussions with management and the independent registered public accounting firm, and relying thereon, we have recommended to the Company and the Board the inclusion of the audited financial statements in the Company’s Registration Statement on Form 10, as amended, for the year ended June 30, 2014, for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting for the Company and are not experts in auditor independence standards. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the Company’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements and internal control over financial reporting has been carried out according to the standards of the PCAOB, that the financial statements are presented according to Generally Accepted Accounting Principles (“GAAP”) standards or that Deloitte LLP is in fact independent.

Respectfully submitted by the Audit Committee of the Board,

Colin Watt, Chairman

John McLennan

Ron Paton

OTHER MATTERS

Other Proposals at the Annual Meeting of Shareholders

Our Board knows of no other matters to come before the Meeting other than those referred to in the notice of meeting. Should any other matters properly come before the Meeting, the shares represented by the instrument of proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting by proxy provided that such authority is granted to the proxyholder by the proxy.

The information contained in this proxy statement and information circular in the section entitled “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

Submission of Shareholder Proposals and Other Deadlines for the 2016 Annual Meeting of Shareholders

Pursuant to Rule 14a-8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in our 2016 proxy statement and information circular. Under the SEC’s rules and regulations, shareholders interested in submitting proposals in our proxy statement and information circular may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, shareholder proposals must be received by our Corporate Secretary at Lynden Energy Corp., 888 Dunsmuir Street, Suite 1200, Vancouver, BC V6C 3K4, no later than November 28, 2015 (which is 120 days before the first anniversary of the date that this proxy statement and information circular was first released to the shareholders of the Company), to be eligible for inclusion in our 2016 proxy statement and information circular.

Pursuant to the Business Corporations Act (British Columbia), shareholders who wish to make proposals to be considered at our 2016 annual meeting must provide proper notice and follow the procedures set forth in Division 7 of the Business Corporations Act (British Columbia). In general, shareholder proposals must be received by our Corporate Secretary at Lynden Energy Corp., 888 Dunsmuir Street, Suite 1200, Vancouver, BC V6C 3K4 by January 22, 2016 (which is three months before the first anniversary of the Meeting) to be considered at the 2016 annual general meeting of shareholders. After this date, any shareholder proposal will be considered untimely.

Additionally, as more specifically provided for in our articles, a shareholder making a nomination for election to our Board for our 2016 annual meeting of shareholders must deliver proper notice to our Corporate Secretary at Lynden Energy Corp., 888 Dunsmuir Street, Suite 1200, Vancouver, BC V6C 3K4 not less than 30 nor more than 65 days prior to the date of the annual general meeting of shareholders; provided, however, that in the event that the annual general meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, notice by the nominating shareholder may be made not later than the close of business on the 10th day following the Notice Date. For each individual that a shareholder proposes to nominate as a director, the shareholder must provide notice to our Corporate Secretary within the time limits described above and comply with the information requirements in our articles relating to shareholder nominations. See “Corporate Governance—Identifying and Evaluating Nominees for Directors” for additional information about shareholder nominations.

Pursuant to Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a shareholder at the 2016 annual meeting that the shareholder does not seek to have included in our proxy statement and information circular if (except as described in the following sentence) the proxy statement and information circular discloses the nature of the matter and how our Board intends to exercise its discretion to vote on such matter, unless we are notified of the proposal on or before February 11, 2016, and the shareholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of such matter after February 11, 2016, and the matter nonetheless is permitted to be presented at the 2016 annual meeting of shareholders, our Board may exercise discretionary voting authority with respect to any such matter without including any discussion of the matter in the proxy statement and information circular for the 2016 annual meeting of shareholders. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

Detailed information for submitting shareholder proposals is available upon written request to our Corporate Secretary at Lynden Energy Corp., 888 Dunsmuir Street, Suite 1200, Vancouver, BC V6C 3K4.

2014 Annual Report to Shareholders

Our 2014 annual report to shareholder accompanies this proxy statement and information circular. The 2014 annual report to shareholder is not a part of the proxy soliciting material.

Additional Information About Lynden Energy Corp.

If you would like to receive information about Lynden Energy Corp., please visit our website at www.lyndenenergy.com. The Investors section of our website contains, among other things, financial information, stock quotes and links to our filings with the SEC and SEDAR.

A copy of our Registration Statement on Form 10, as amended, including the financial statements and the financial statement schedules, if any, but not including exhibits, will be provided at no charge to each person to whom this proxy statement and information circular is delivered upon the written request of such person addressed to Lynden Energy Corp., Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia V6C 3K4, or by contacting us at (604) 629-2991.

You may read without charge, and copy at prescribed rates, all or any portion of the proxy statement and information circular or any reports, statements or other information in the files at the public reference facilities of the SEC’s principal office at Room 1580, 100 F Street, N.E., Washington, D.C., 20549. You can request copies of these documents upon payment of a duplicating fee by writing to the SEC. You may call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference rooms. Our filings are also available to you on the Internet website maintained by the SEC at www.sec.gov. Additionally, information concerning the Company is available under its profile on the SEDAR website at www.sedar.com.

In this proxy statement and information circular, we state that information and documents are available on our website. These references are merely intended to suggest where our shareholders may obtain additional information. The materials and other information presented on our website are not incorporated in and should not otherwise be considered part of this proxy statement and information circular.

The Board knows of no other matters to come before the Meeting other than those referred to in the notice of meeting. Should any other matters properly come before the Meeting, the shares represented by the instrument of proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting by proxy provided that such authority is granted to the proxyholder by the proxy.

The contents and sending of this proxy statement and information circular have been approved by the Board.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Colin Watt

Colin Watt
President, Chief Executive Officer, Corporate Secretary and Director

Vancouver, British Columbia

March 16, 2015

Appendix 1

LYNDEN ENERGY CORP.

STOCK OPTION PLAN

Approved by the TSX Venture Exchange on March 6, 2014; amended on March 16, 2015.

- i -

- ii -

STOCK OPTION PLAN

SECTION 1

DEFINITIONS AND INTERPRETATION

1.1	Definitions

As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the meanings set forth below:

(a)	“Administrator” means such Executive or Employee of the Issuer as may be designated as Administrator by the Committee from time to time, or, if no such person is appointed, the Committee itself.

(b)	“Affiliate” has the meaning ascribed thereto in TSXV Corporate Finance Manual Policy 1.1 – Interpretation.

(c)	“Black-Out” means a restriction imposed by the Issuer on all or any of its directors, officers, employees, insiders or persons in a special relationship whereby they are to refrain from trading in the Issuer’s securities until the restriction has been lifted by the Issuer.

(d)	“Board” means the board of directors of the Issuer.

(e)	“Change of Control” means an occurrence when either:

(i)	a Person or Entity, other than the current “control person” of the Issuer (as that term is defined in the Securities Act), becomes a “control person” of the Issuer; or

(ii)	a majority of the directors elected at any annual or extraordinary general meeting of shareholders of the Issuer are not individuals nominated by the Issuer’s then-incumbent Board.

(f)	“Committee” means a committee of the Board to which the responsibility of approving the grant of stock options has been delegated, or if no such committee is appointed, the Board itself.

(g)	“Company” means a corporation, incorporated association or organization, body corporate, partnership, trust, association or other entity other than an individual.

(h)	“Consultant” means an individual (other than an Employee or an Executive) that:

(i)	is engaged to provide, on an ongoing bona fide basis, consulting, technical, management or other services to the Issuer or to an Affiliate of the Issuer other than services provided in relation to a “distribution” (as that term is described in the Securities Act);

(ii)	provides the services under a written contract between the Issuer or an Affiliate of the Issuer and the individual;

(iii)	in the reasonable opinion of the Issuer, spends or will spend a significant amount of time and attention on the affairs and business of the Issuer or an Affiliate of the Issuer; and

(iv)	has a relationship with the Issuer or an Affiliate of the Issuer that enables the individual to be knowledgeable about the business and affairs of the Issuer.

(i)	“Disability” means a medically determinable physical or mental impairment expected to result in death or to last for a continuous period of not less than 12 months, and which causes an individual to be unable to engage in any substantial gainful activity, or any other condition of impairment that the Committee, acting reasonably, determines constitutes a disability.

(j)	“Employee” means:

(i)	an individual who is considered an employee of the Issuer or any Subsidiary under the Income Tax Act, (Canada) and for whom income tax, employment insurance and Canada Pension Plan deductions must be made at source; or

(ii)	an individual who works for the Issuer or any Subsidiary either full-time or on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Issuer or any Subsidiary over the details and methods of work as an employee of the Issuer or any Subsidiary, but for whom income tax deductions are not made at source.

(k)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(l)	“Executive” means an individual who is a director, senior officer or Management Company Employee of the Issuer or a Subsidiary.

(m)	“Exercise Notice” means the written notice of the exercise of an Option, in the form set out as Schedule B hereto, duly executed by the Option Holder.

(n)	“Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the Grant Date through to and including the Expiry Time on the Expiry Date provided, however, that no Option can be exercised unless and until all necessary Regulatory Approvals have been obtained.

(o)	“Exercise Price” means the price at which an Option is exercisable as determined in accordance with section 5.3.

(p)	“Expiry Date” means the date the Option expires as set out in the Option Certificate or as otherwise determined in accordance with sections 5.4, 6.2, 6.3, 6.4, 7.1 or 11.4.

(q)	“Expiry Time” means the time the Option expires on the Expiry Date, which is 4:00 p.m. local time in Vancouver, British Columbia on the Expiry Date.

(r)	“Grant Date” means the date on which the Committee grants a particular Option, which is the date the Option comes into effect provided however that no Option can be exercised unless and until all necessary Regulatory Approvals have been obtained.

(s)	“Insider” means an insider as that term is defined in the Securities Act.

(t)	“Issuer” means Lynden Energy Corp.

(u)	“Management Company Employee” means an individual employed by a Person providing management services to the Issuer, which are required for the ongoing successful operation of the business enterprise of the Issuer, but excluding a Person engaged in investor relations activities.

(v)	“Market Value” means the market value of the Shares as determined in accordance with section 5.3.

(w)	“Option” means an incentive share purchase option granted pursuant to this Plan entitling the Option Holder to purchase Shares of the Issuer.

(x)	“Option Certificate” means the certificate, in substantially the form set out as Schedule A hereto, evidencing the Option.

(y)	“Option Holder” means an individual who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.

(z)	“Outstanding Issue” means the number of Shares that are outstanding (on a non-diluted basis) immediately prior to the Share issuance or grant of Option in question.

(aa)	“Person or Entity” means an individual, natural person, corporation, government or political subdivision or agency of a government, and where two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such partnership, limited partnership, syndicate or group shall be deemed to be a Person or Entity.

(bb)	“Personal Representative” means:

(i)	in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

(ii)	in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder.

(cc)	“Plan” means this stock option plan as from time to time amended.

(dd)	“Qualified Member” means a member of the Committee who is a “nonemployee director” within the meaning of Rule 16b-3(b)(3) of the Exchange Act and “independent” within the meaning of any applicable stock exchange listing rules or similar regulatory authority.

(ee)	“Regulatory Approvals” means any necessary approvals of the Regulatory Authorities as may be required from time to time for the implementation, operation or amendment of this Plan or for the Options granted from time to time hereunder.

(ff)	“Regulatory Authorities” means all organized trading facilities on which the Shares are listed, and all securities commissions or similar securities regulatory bodies having jurisdiction over the Issuer, this Plan or the Options granted from time to time hereunder.

(gg)	“Regulatory Rules” means all corporate and securities laws, regulations, rules, policies, notices, instruments and other orders of any kind whatsoever which may, from time to time, apply to the implementation, operation or amendment of this Plan or the Options granted from time to time hereunder including, without limitation, those of the applicable Regulatory Authorities.

(hh)	“Securities Act” means the Securities Act (British Columbia), RSBC 1996, c.418 as from time to time amended.

(ii)	“Share” or “Shares” means, as the case may be, one or more common shares without par value in the capital stock of the Issuer.

(jj)	“Subsidiary” means a wholly-owned or controlled subsidiary corporation of the Issuer.

(kk)	“Triggering Event” means:

(i)	the proposed dissolution, liquidation or wind-up of the Issuer;

(ii)	a proposed merger, amalgamation, arrangement or reorganization of the Issuer with one or more corporations as a result of which, immediately following such event, the shareholders of the Issuer as a group, as they were immediately prior to such event, are expected to hold less than a majority of the outstanding capital stock of the surviving corporation;

(iii)	the proposed acquisition of all or substantially all of the issued and outstanding shares of the Issuer by one or more Persons or Entities;

(iv)	a proposed Change of Control of the Issuer;

(v)	the proposed sale or other disposition of all or substantially all of the assets of the Issuer; or

(vi)	a proposed material alteration of the capital structure of the Issuer which, in the opinion of the Committee, is of such a nature that it is not practical or feasible to make adjustments to this Plan or to the Options granted hereunder to permit the Plan and Options granted hereunder to stay in effect.

(ll)	“TSXV” means the TSX Venture Exchange Inc.

(mm)	“vest” or “vesting” means the time at which the applicable portion of the Option granted to the Option Holder becomes exercisable.

1.2	Choice of Law

The Plan is established under, and the provisions of the Plan shall be subject to and interpreted and construed solely in accordance with, the laws of the Province of British Columbia and the laws of Canada applicable therein without giving effect to the conflicts of laws principles thereof and without reference to the laws of any other jurisdiction. The Issuer and each Option Holder hereby attorn to the jurisdiction of the Courts of British Columbia.

1.3	Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

SECTION 2

GRANT OF OPTIONS

2.1	Grant of Options

The Committee shall, from time to time in its sole discretion, grant Options to such individuals and on such terms and conditions as are permitted under this Plan.

2.2	Record of Option Grants

The Committee shall be responsible to maintain a record of all Options granted under this Plan and such record shall contain, in respect of each Option:

(a)	the name and address of the Option Holder;

(b)	the category (Executive, Employee or Consultant) under which the Option was granted to him, her or it;

(c)	the Grant Date and Expiry Date of the Option;

(d)	the number of Shares which may be acquired on the exercise of the Option and the Exercise Price of the Option;

(e)	the vesting and other additional terms, if any, attached to the Option; and

(f)	the particulars of each and every time the Option is exercised.

2.3	Effect of Plan

All Options granted pursuant to the Plan shall be subject to the terms and conditions of the Plan notwithstanding the fact that the Option Certificates issued in respect thereof do not expressly contain such terms and conditions but instead incorporate them by reference to the Plan. The Option Certificates will be issued for convenience only and in the case of a dispute with regard to any matter in respect thereof, the provisions of the Plan and the records of the Issuer shall prevail over the terms and conditions in the Option Certificate, save and except as noted below. Each Option will also be subject to, in addition to the provisions of the Plan, the terms and conditions contained in the schedules, if any, attached to the Option Certificate for such Option. Should the terms and conditions contained in such schedules be inconsistent with the provisions of the Plan, such terms and conditions will supersede the provisions of the Plan.

SECTION 3

PURPOSE AND PARTICIPATION

3.1	Purpose of Plan

The purpose of the Plan is to provide the Issuer with a share-related mechanism to attract, retain and motivate qualified Executives, Employees and Consultants to contribute toward the long term goals of the Issuer, and to encourage such individuals to acquire Shares of the Issuer as long term investments.

3.2	Participation in Plan

The Committee shall, from time to time and in its sole discretion, determine those Executives, Employees and Consultants to whom Options are to be granted. Options may only be granted to an individual.

3.3	Limits on Option Grants

If the Issuer is listed on the TSXV, the following limitations shall apply to the Plan and all Options thereunder so long as such limitations are required by the TSXV:

(a)	the aggregate number of Options which may be granted to any one Option Holder under the Plan within any 12 month period must not exceed 5% of the Outstanding Issue (unless the Issuer has obtained disinterested shareholder approval as required by the TSXV);

(b)	disinterested shareholder approval (in accordance with TSXV requirements) is required to the grant to Insiders (as a group), within a 12 month period, of an aggregate number of Options which, when added to the number of outstanding incentive stock options granted to Insiders within the previous 12 months (calculated at the date an Option is granted to an Insider), exceed 10% of the Outstanding Issue;

(c)	with respect to section 5.1, the Expiry Date of an Option shall be no later than the tenth anniversary of the Grant Date of such Option;

(d)	the aggregate number of Options which may be granted to any one Consultant within any 12 month period must not exceed 2% of the Outstanding Issue, calculated at the date an Option is granted to a Consultant; and

(e)	the aggregate number of Options which may be granted within any 12 month period to Employees or Consultants engaged in investor relations activities must not exceed 2% of the Outstanding Issue, calculated at the date an Option is granted to any such Employee or Consultant, and such options must vest in stages over a period of not less than 12 months with no more than 25% of the Options vesting in any three month period.

3.4	Notification of Grant

Following the granting of an Option, the Administrator shall, within a reasonable period of time, notify the Option Holder in writing of the grant and shall enclose with such notice the Option Certificate representing the Option so granted. In no case will the Issuer be required to deliver an Option Certificate to an Option Holder until such time as the Issuer has obtained all necessary Regulatory Approvals for the grant of the Option.

3.5	Copy of Plan

Each Option Holder, concurrently with the notice of the grant of the Option, shall be provided with a copy of the Plan. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

3.6	Limitation on Service

The Plan does not give any Option Holder that is an Executive the right to serve or continue to serve as an Executive of the Issuer or any Subsidiary, nor does it give any Option Holder that is an Employee or Consultant the right to be or to continue to be employed or engaged by the Issuer or any Subsidiary.

3.7	No Obligation to Exercise

Option Holders shall be under no obligation to exercise Options.

3.8	Agreement

The Issuer and every Option Holder granted an Option hereunder shall be bound by and subject to the terms and conditions of this Plan. By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Issuer to be bound by the terms and conditions of this Plan. In the event that the Option Holder receives his or her Options pursuant to an oral or written agreement with the Issuer or a Subsidiary, whether such agreement is an employment agreement, consulting agreement or any other kind of agreement of any kind whatsoever, the Option Holder acknowledges that in the event of any inconsistency between the terms relating to the grant of such Options in that agreement and the terms attaching to the Options as provided for in this Plan, the terms provided for in this Plan shall prevail and the other agreement shall be deemed to have been amended accordingly.

3.9	Notice

Any notice, delivery or other correspondence of any kind whatsoever to be provided by the Issuer to an Option Holder will be deemed to have been provided if provided to the last home address, fax number or email address of the Option Holder in the records of the Issuer and the Issuer shall be under no obligation to confirm receipt or delivery.

Any notice, delivery or other communication given by an Option Holder to the Issuer under or in connection with this Plan shall be sent to the Issuer’s mailing address as shown under the Issuer’s profile on the SEDAR website (www.SEDAR.com) at the time such notice, delivery or other communication is given.

3.10	Representation to TSXV

As a condition precedent to the issuance of an Option, the Issuer must be able to represent to the TSXV as of the Grant Date that the Option Holder is a bona fide Executive, Employee or Consultant of the Issuer or any Subsidiary.

SECTION 4

NUMBER OF SHARES UNDER PLAN

4.1	Board to Approve Issuance of Shares

The Committee shall approve by resolution the issuance of all Shares to be issued to Option Holders upon the exercise of Options, such authorization to be deemed effective as of the Grant Date of such Options regardless of when it is actually done. The Committee shall be entitled to approve the issuance of Shares in advance of the Grant Date, retroactively after the Grant Date, or by a general approval of this Plan.

4.2	Number of Shares

Subject to adjustment as provided for herein, the number of Shares which will be available for purchase pursuant to Options granted pursuant to this Plan, plus any other outstanding incentive stock options of the Issuer granted pursuant to a previous stock option plan or agreement, will not exceed 10% of the Outstanding Issue. If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Shares in respect of such expired or terminated Option shall again be available for the purposes of granting Options pursuant to this Plan.

4.3	Fractional Shares

No fractional shares shall be issued upon the exercise of any Option and, if as a result of any adjustment, an Option Holder would become entitled to a fractional share, such Option Holder shall have the right to purchase only the next lowest whole number of Shares and no payment or other adjustment will be made for the fractional interest.

SECTION 5

TERMS AND CONDITIONS OF OPTIONS

5.1	Exercise Period of Option

Subject to sections 5.4, 6.2, 6.3, 6.4, 7.1 and 11.4, the Grant Date and the Expiry Date of an Option shall be the dates fixed by the Committee at the time the Option is granted and shall be set out in the Option Certificate issued in respect of such Option.

5.2	Number of Shares Under Option

The number of Shares which may be purchased pursuant to an Option shall be determined by the Committee and shall be set out in the Option Certificate issued in respect of the Option.

5.3	Exercise Price of Option

The Exercise Price at which an Option Holder may purchase a Share upon the exercise of an Option shall be determined by the Committee and shall be set out in the Option Certificate issued in respect of the Option. The Exercise Price shall not be less than the Market Value of the Shares as of the Grant Date. The Market Value of the Shares for a particular Grant Date shall be determined as follows:

(a)	for each organized trading facility on which the Shares are listed, Market Value will be the closing trading price of the Shares on the day immediately preceding the Grant Date, and may be less than this price if it is within the discounts permitted by the applicable Regulatory Authorities;

(b)	if the Issuer’s Shares are listed on more than one organized trading facility, the Market Value shall be the Market Value as determined in accordance with subparagraph (a) above for the primary organized trading facility on which the Shares are listed, as determined by the Committee, subject to any adjustments as may be required to secure all necessary Regulatory Approvals;

(c)	if the Issuer’s Shares are listed on one or more organized trading facilities but have not traded during the 10 trading days immediately preceding the Grant Date, then the Market Value will be, subject to any adjustments as may be required to secure all necessary Regulatory Approvals, such value as is determined by the Committee; and

(d)	if the Issuer’s Shares are not listed on any organized trading facility, then the Market Value will be, subject to any adjustments as may be required to secure all necessary Regulatory Approvals, such value as is determined by the Committee to be the fair value of the Shares, taking into consideration all factors that the Committee deems appropriate, including, without limitation, recent sale and offer prices of the Shares in private transactions negotiated at arms’ length.

Notwithstanding anything else contained herein, in no case will the Market Value be less than the minimum prescribed by each of the organized trading facilities that would apply to the Issuer on the Grant Date in question.

5.4	Termination of Option

Subject to such other terms or conditions that may be attached to Options granted hereunder, an Option Holder may exercise an Option in whole or in part at any time and from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of the Expiry Time on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Committee at the time the Option is granted as set out in the Option Certificate and the date established, if applicable, in paragraphs (a) or (b) below or sections 6.2, 6.3, 6.4, 7.1 or 11.4 of this Plan:

(a)	Ceasing to Hold Office - In the event that the Option Holder holds his or her Option as an Executive and such Option Holder ceases to hold such position other than by reason of death or Disability, the Expiry Date of the Option shall be, unless otherwise determined by the Committee and expressly provided for in the Option Certificate, the 30th day following the date the Option Holder ceases to hold such position unless the Option Holder ceases to hold such position as a result of:

(i)	ceasing to meet the qualifications set forth in the corporate legislation applicable to the Issuer;

(ii)	a special resolution having been passed by the shareholders of the Issuer removing the Option Holder as a director of the Issuer or any Subsidiary; or

(iii)	an order made by any Regulatory Authority having jurisdiction to so order,

in which case the Expiry Date shall be the date the Option Holder ceases to hold such position; OR

(b)	Ceasing to be Employed or Engaged - In the event that the Option Holder holds his or her Option as an Employee or Consultant and such Option Holder ceases to hold such position other than by reason of death or Disability, the Expiry Date of the Option shall be, unless otherwise determined by the Committee and expressly provided for in the Option Certificate, the 30th day following the date the Option Holder ceases to hold such position, unless the Option Holder ceases to hold such position as a result of:

(i)	termination for cause;

(ii)	resigning his or her position; or

(iii)	an order made by any Regulatory Authority having jurisdiction to so order,

in which case the Expiry Date shall be the date the Option Holder ceases to hold such position.

In the event that the Option Holder ceases to hold the position of Executive, Employee or Consultant for which the Option was originally granted, but comes to hold a different position as an Executive, Employee or Consultant prior to the expiry of the Option, the Committee may, in its sole discretion, choose to permit the Option to stay in place for that Option Holder with such Option then to be treated as being held by that Option Holder in his or her new position and such will not be considered to be an amendment to the Option in question requiring the consent of the Option Holder under section 9.2 of this Plan. Notwithstanding anything else contained herein, in no case will an Option be exercisable later than the Expiry Date of the Option.

5.5	Vesting of Option and Acceleration

The vesting schedule for an Option, if any, shall be determined by the Committee and shall be set out in the Option Certificate issued in respect of the Option. The Committee may elect, at any time, to accelerate the vesting schedule of one or more Options including, without limitation, on a Triggering Event, and such acceleration will not be considered an amendment to the Option in question requiring the consent of the Option Holder under section 9.2 of this Plan. Notwithstanding the foregoing, the Committee’s election to accelerate the vesting schedule applicable to Options held by Consultants engaged in investor relations activities shall be subject to receipt of TSXV approval.

5.6	Additional Terms

Subject to all applicable Regulatory Rules and all necessary Regulatory Approvals, the Committee may attach additional terms and conditions to the grant of a particular Option, such terms and conditions to be set out in a schedule attached to the Option Certificate. The Option Certificates will be issued for convenience only, and in the case of a dispute with regard to any matter in respect thereof, the provisions of this Plan and the records of the Issuer shall prevail over the terms and conditions in the Option Certificate, save and except as noted below. Each Option will also be subject to, in addition to the provisions of the Plan, the terms and conditions contained in the schedules, if any, attached to the Option Certificate for such Option. Should the terms and conditions contained in such schedules be inconsistent with the provisions of the Plan, such terms and conditions will supersede the provisions of the Plan.

SECTION 6

TRANSFERABILITY OF OPTIONS

6.1	Non-transferable

Except as provided otherwise in this section 6, Options are non-assignable and non-transferable.

6.2	Death of Option Holder

In the event of the Option Holder’s death, any Options held by such Option Holder shall pass to the Personal Representative of the Option Holder and shall be exercisable by the Personal Representative on or before the date which is the earlier of one year following the date of death and the applicable Expiry Date.

6.3	Disability of Option Holder

If the employment or engagement of an Option Holder as an Employee or Consultant or the position of an Option Holder as a director or officer of the Issuer or a Subsidiary is terminated by the Issuer by reason of such Option Holder’s Disability, any Options held by such Option Holder shall be exercisable by such Option Holder or by the Personal Representative on or before the date which is the earlier of one year following the termination of employment, engagement or appointment as a director or officer and the applicable Expiry Date.

6.4	Disability and Death of Option Holder

If an Option Holder has ceased to be employed, engaged or appointed as a director or officer of the Issuer or a Subsidiary by reason of such Option Holder’s Disability and such Option Holder dies within one year after the termination of such engagement, any Options held by such Option Holder that could have been exercised immediately prior to his or her death shall pass to the Personal Representative of such Option Holder and shall be exercisable by the Personal Representative on or before the date which is the earlier of one year following the death of such Option Holder and the applicable Expiry Date.

6.5	Vesting

Unless the Committee determines otherwise, Options held by or exercisable by a Personal Representative shall, during the period prior to their termination, continue to vest in accordance with any vesting schedule to which such Options are subject, except for Options which are required to be subject to a vesting schedule pursuant to the policies of the TSXV which shall not continue to vest.

6.6	Deemed Non-Interruption of Engagement

Employment or engagement by the Issuer shall be deemed to continue intact during any military or sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, for so long as the Option Holder’s right to re-employment or re-engagement by the Issuer is guaranteed either by statute or by contract. If the period of such leave exceeds 90 days and the Option Holder’s re-employment or re-engagement is not so guaranteed, then his or her employment or engagement shall be deemed to have terminated on the ninety-first day of such leave.

SECTION 7

EXERCISE OF OPTION

7.1	Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of any Option Holder. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time and from time to time during the Exercise Period up to the Expiry Time on the Expiry Date by delivering to the Administrator the required Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft or wire transfer payable to the Issuer or its legal counsel in an amount equal to the aggregate Exercise Price of the Shares then being purchased pursuant to the exercise of the Option. Notwithstanding anything else contained herein, Options may not be exercised during a Black-Out unless the Committee determines otherwise.

Notwithstanding any other provision of this Plan, the Expiry Date of an Option will be automatically extended if such Expiry Date falls within a Black-Out period, subject to the following conditions of the TSXV:

(a)	the Black-Out period is formally imposed by the Issuer pursuant to its internal trading policies as a result of the bona fide existence of undisclosed material information. For greater certainty, in the absence of the Issuer formally imposing a blackout period, the Expiry Date of any Options will not be automatically extended in any circumstances;

(b)	the Black-Out period expires upon the general disclosure of the undisclosed material information and the Expiry Date of the affected Options is extended to no later than 10 business days after the expiry of the Black-Out period; and

(c)	the automatic extension of an Option Holder’s Options is not permitted where the Option Holder or the Issuer is subject to a cease trade order (or similar order under applicable securities laws) in respect of the Issuer’s securities.

7.2	Issue of Share Certificates

As soon as reasonably practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares so purchased. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall also provide a new Option Certificate for the balance of Shares available under the Option to the Option Holder concurrent with delivery of the Share Certificate.

7.3	No Rights as Shareholder

Until the date of the issuance of the certificate for the Shares purchased pursuant to the exercise of an Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option, unless the Committee determines otherwise. In the event of any dispute over the date of the issuance of the certificates, the decision of the Committee shall be final, conclusive and binding.

7.4	Statutory Deductions

At the time the Option is exercised, the Option Holder shall deliver to the Issuer or its legal counsel, by certified cheque, bank draft or wire transfer, funds equal to the amount that the Issuer determines in good faith it is required to remit to the appropriate government authority in respect of statutory deductions applicable to the exercise of the Option (the “Remittance Amount”). For greater certainty, the Issuer shall not be required to process the Exercise Notice until the Option Holder has delivered the Remittance Amount as aforesaid, and the Option Holder shall not be entitled to receive a certificate representing the Shares acquired upon exercise of the Option until such delivery has been made.

SECTION 8

ADMINISTRATION

8.1	Board or Committee

The Plan shall be administered by the Administrator with oversight by the Committee.

8.2	Powers of Committee

The Committee shall have the authority to do the following:

(a)	oversee the administration of the Plan in accordance with its terms;

(b)	appoint or replace the Administrator from time to time;

(c)	determine all questions arising in connection with the administration, interpretation and application of the Plan, including all questions relating to the Market Value;

(d)	correct any defect, supply any information or reconcile any inconsistency in the Plan in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of the Plan;

(e)	prescribe, amend, and rescind rules and regulations relating to the administration of the Plan;

(f)	determine the duration and purposes of leaves of absence from employment or engagement by the Issuer which may be granted to Option Holders without constituting a termination of employment or engagement for purposes of the Plan;

(g)	do the following with respect to the granting of Options:

(i)	determine the Executives, Employees or Consultants to whom Options shall be granted, based on the eligibility criteria set out in this Plan;

(ii)	determine the terms of the Option to be granted to an Option Holder including, without limitation, the Grant Date, Expiry Date, Exercise Price and vesting schedule (which need not be identical with the terms of any other Option);

(iii)	subject to any necessary Regulatory Approvals and section 9.2, amend the terms of any Options;

(iv)	determine when Options shall be granted; and

(v)	determine the number of Shares subject to each Option;

(h)	accelerate the vesting schedule of any Option previously granted; and

(i)	make all other determinations necessary or advisable, in its sole discretion, for the administration of the Plan.

8.3	Administration by Committee

At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Option granted or to be granted to an Executive, Employee or Consultant who is then subject to section 16 of the Exchange Act in respect of the Company where such action is not taken by the full Board, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. All determinations made by the Committee in good faith shall be final, conclusive and binding upon all persons. The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan.

8.4	Interpretation

The interpretation by the Committee of any of the provisions of the Plan and any determination by it pursuant thereto shall be final, conclusive and binding and shall not be subject to dispute by any Option Holder. No member of the Committee or any person acting pursuant to authority delegated by it hereunder shall be personally liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Committee and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Issuer.

SECTION 9

APPROVALS AND AMENDMENT

9.1	Shareholder Approval of Plan

If required by a Regulatory Authority or by the Committee, this Plan may be made subject to the approval of the shareholders of the Issuer as prescribed by the Regulatory Authority. If shareholder approval is required, any Options granted under this Plan prior to such time will not be exercisable or binding on the Issuer unless and until such shareholder approval is obtained.

9.2	Amendment of Option or Plan

Subject to any required Regulatory Approvals, the Committee may from time to time amend any existing Option or the Plan or the terms and conditions of any Option thereafter to be granted provided that where such amendment relates to an existing Option and it would:

(a)	materially decrease the rights or benefits accruing to an Option Holder; or

(b)	materially increase the obligations of an Option Holder,

then, unless otherwise excepted out by a provision of this Plan, the Committee must also obtain the written consent of the Option Holder in question to such amendment. If at the time the Exercise Price of an Option is reduced the Option Holder is an Insider of the Issuer, the Insider must not exercise the option at the reduced Exercise Price until the reduction in Exercise Price has been approved by the disinterested shareholders of the Issuer, if required by the TSXV.

SECTION 10

CONDITIONS PRECEDENT TO ISSUANCE OF OPTIONS AND SHARES

10.1	Compliance with Laws

An Option shall not be granted or exercised, and Shares shall not be issued pursuant to the exercise of any Option, unless the grant and exercise of such Option and the issuance and delivery of such Shares comply with all applicable Regulatory Rules, and such Options and Shares will be subject to all applicable trading restrictions in effect pursuant to such Regulatory Rules and the Issuer shall be entitled to legend the Option Certificates and the certificates representing such Shares accordingly.

10.2	Regulatory Approvals

In administering this Plan, the Committee will seek any Regulatory Approvals which may be required. The Committee will not permit any Options to be granted without first obtaining the necessary Regulatory Approvals unless such Options are granted conditional upon such Regulatory Approvals being obtained. The Committee will make all filings required with the Regulatory Authorities in respect of the Plan and each grant of Options hereunder. No Option granted will be exercisable or binding on the Issuer unless and until all necessary Regulatory Approvals have been obtained. The Committee shall be entitled to amend this Plan and the Options granted hereunder in order to secure any necessary Regulatory Approvals and such amendments will not require the consent of the Option Holders under section 9.2 of this Plan.

10.3	Inability to Obtain Regulatory Approvals

The Issuer’s inability to obtain Regulatory Approval from any applicable Regulatory Authority, which Regulatory Approval is deemed by the Committee to be necessary to complete the grant of Options hereunder, the exercise of those Options or the lawful issuance and sale of any Shares pursuant to such Options, shall relieve the Issuer of any liability with respect to the failure to complete such transaction.

SECTION 11

ADJUSTMENTS AND TERMINATION

11.1	Termination of Plan

Subject to any necessary Regulatory Approvals, the Committee may terminate or suspend the Plan. Unless earlier terminated as provided in this section 11, the Plan shall terminate on, and no more Options shall be granted under the Plan after, the tenth anniversary of the date of the Exchange’s acceptance of the Plan.

11.2	No Grant During Suspension of Plan

No Option may be granted during any suspension, or after termination, of the Plan. Suspension or termination of the Plan shall not, without the consent of the Option Holder, alter or impair any rights or obligations under any Option previously granted.

11.3	Alteration in Capital Structure

If there is a material alteration in the capital structure of the Issuer and the Shares are consolidated, subdivided, converted, exchanged, reclassified or in any way substituted for, the Committee shall make such adjustments to this Plan and to the Options then outstanding under this Plan as the Committee determines to be appropriate and equitable under the circumstances, so that the proportionate interest of each Option Holder shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustments may include, without limitation:

(a)	a change in the number or kind of shares of the Issuer covered by such Options; and

(b)	a change in the Exercise Price payable per Share provided, however, that the aggregate Exercise Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to such Options shall apply only to the Exercise Price per Share and the number of Shares subject thereto.

For purposes of this section 11.3, and without limitation, neither:

(c)	the issuance of additional securities of the Issuer in exchange for adequate consideration (including services); nor

(d)	the conversion of outstanding securities of the Issuer into Shares shall be deemed to be material alterations of the capital structure of the Issuer.

Any adjustment made to any Options pursuant to this section 11.3 shall not be considered an amendment requiring the Option Holder’s consent for the purposes of section 9.2 of this Plan.

11.4	Triggering Events

Subject to the Issuer complying with section 11.5 and any necessary Regulatory Approvals and notwithstanding any other provisions of this Plan or any Option Certificate, the Committee may, without the consent of the Option Holder or Holders in question:

(a)	cause all or a portion of any of the Options granted under the Plan to terminate upon the occurrence of a Triggering Event; or

(b)	cause all or a portion of any of the Options granted under the Plan to be exchanged for incentive stock options of another corporation upon the occurrence of a Triggering Event in such ratio and at such exercise price as the Committee deems appropriate, acting reasonably.

Such termination or exchange shall not be considered an amendment requiring the Option Holder’s consent for the purpose of section 9.2 of the Plan.

11.5	Notice of Termination by Triggering Event

In the event that the Committee wishes to cause all or a portion of any of the Options granted under this Plan to terminate on the occurrence of a Triggering Event, it must give written notice to the Option Holders in question not less than 10 days prior to the consummation of a Triggering Event so as to permit the Option Holder the opportunity to exercise the vested portion of the Options prior to such termination. Upon the giving of such notice and subject to any necessary Regulatory Approvals, all Options or portions thereof granted under the Plan which the Issuer proposes to terminate shall become immediately exercisable notwithstanding any contingent vesting provision to which such Options may have otherwise been subject, provided that TSXV approval of the same must be received in respect of Options held by Consultants engaged in investor relations activities.

11.6	Determinations to be Made By Committee

Adjustments and determinations under this section 11 shall be made by the Committee, whose decisions as to what adjustments or determination shall be made, and the extent thereof, shall be final, binding, and conclusive.

SCHEDULE A

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, of the United States of America (the “Act”) or the securities laws of any state (“State”) of the United States of America and may not be sold, transferred, pledged, hypothecated or distributed, directly or indirectly, to a U.S. person (as defined in Regulation S adopted by the U.S. Securities and Exchange Commission under the Act) or within the United States unless such securities are (i) registered under the Act and any applicable State securities act (a “State Act”), or (ii) exempt from registration under the Act and any applicable State Act and the Issuer has received an opinion of counsel to such effect reasonably satisfactory to it, or (iii) sold in accordance with Regulation S and the Issuer has received an opinion of counsel to such effect reasonably satisfactory to it.

[Include the following TSXV hold period only if the exercise price of the stock options is based on less than Market Price or if the Option Holder is an insider or promoter of the Issuer.

Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [date four months and one day after Grant Date].]

LYNDEN ENERGY CORP.

STOCK OPTION PLAN - OPTION CERTIFICATE

This Option Certificate is issued pursuant to the provisions of the Stock Option Plan (the “Plan”) of Lynden Energy Corp. (the “Issuer”) and evidences that —[Name of Option Holder] is the holder (the “Option Holder”) of an option (the “Option”) to purchase up to — common shares (the “Shares”) in the capital stock of the Issuer at a purchase price of Cdn.$— per Share (the “Exercise Price”). This Option may be exercised at any time and from time to time from and including the following Grant Date through to and including up to 4:00 p.m. local time in Vancouver, British Columbia (the “Expiry Time”) on the following Expiry Date:

(a)	the Grant Date of this Option is —, 200—; and

(b)	subject to sections 5.4, 6.2, 6.3, 6.4, 7.1 and 11.4 of the Plan, the Expiry Date of this Option is —, 200—.

To exercise this Option, the Option Holder must deliver to the Administrator of the Plan, prior to the Expiry Time on the Expiry Date, an Exercise Notice, in the form provided in the Plan, which is incorporated by reference herein, together with the original of this Option Certificate and a certified cheque or bank draft payable to the Issuer or its legal counsel in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

This Option Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan. This Option Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Issuer shall prevail. This Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto.

[Include the following TSXV hold period only if the exercise price of the stock options is based on less than Market Price or if the Option Holder is an insider or promoter of the Issuer.

Any share certificates issued pursuant to an exercise of the Option before [date four months and one day after Grant Date] will contain the following legend:

“Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [date four months and one day after Grant Date].”]

Dated as of .
LYNDEN ENERGY CORP. by its authorized signatory:

The Option Holder acknowledges receipt of a copy of the Plan and represents to the Issuer that the Option Holder is familiar with the terms and conditions of the Plan, and hereby accepts this Option subject to all of the terms and conditions of the Plan. The Option Holder agrees to execute, deliver, file and otherwise assist the Issuer in filing any report, undertaking or document with respect to the awarding of the Option and exercise of the Option, as may be required by the Regulatory Authorities. The Option Holder further acknowledges that if the Plan has not been approved by the shareholders of the Issuer on the Grant Date, this Option is not exercisable until such approval has been obtained. This Option is not exercisable until the following has been completed and signed by the Option Holder and a copy received by the Issuer.

Signature of Option Holder:

Date signed:
Signature

Print Name

Address

OPTION CERTIFICATE – SCHEDULE

[Complete the following additional terms and any other special terms, if applicable, or remove the inapplicable terms or this schedule entirely.]

The additional terms and conditions attached to the Option represented by this Option Certificate are as follows:

1.	The Option is exercisable only to the extent that it has vested. The Option will vest in accordance with the following schedule:

(a)	— Shares (—%) will vest and be exercisable as of the Grant Date;

(b)	— additional Shares (—%) will vest and be exercisable as of — [date];

(c)	— additional Shares (—%) will vest and be exercisable as of — [date];

(d)	— additional Shares (—%) will vest and be exercisable as of — [date];

2.	Upon the Option Holder ceasing to hold a position with the Issuer, other than as a result of the events set out in paragraphs 5.4(a) or 5.4(b) of the Plan, the Expiry Date of the Option shall be — [Insert date desired that is longer or shorter than the standard 30 days as set out in the Plan] following the date the Option Holder ceases to hold such position.

SCHEDULE B

LYNDEN ENERGY CORP.

STOCK OPTION PLAN

NOTICE OF EXERCISE OF OPTION

TO:	The Administrator, Stock Option Plan

The undersigned hereby irrevocably gives notice, pursuant to the Stock Option Plan (the “Plan”) of Lynden Energy Corp. (the “Issuer”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)	all of the Shares; or

(b)	of the Shares;

which are the subject of the Option Certificate attached hereto (attach your original Option Certificate).

The undersigned tenders herewith a certified cheque or bank draft (circle one) payable to the Issuer in an amount equal to the aggregate Exercise Price of the aforesaid Shares and directs the Issuer to issue the certificate evidencing said Shares in the name of the undersigned to be mailed to the undersigned at the following address (provide full complete address):

The undersigned acknowledges the Option is not validly exercised unless this Notice is completed in strict compliance with this form and delivered to the Issuer at its mailing address as shown under the Issuer’s profile on the SEDAR website (www.SEDAR.com), together with the required payment prior to 4:00 p.m. local time in Vancouver, BC on the Expiry Date of the Option.

DATED the      day of             , 20    .

Signature of Option Holder

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

Security Class

Holder Account Number

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Proxy - Lynden Energy Corp. Annual General Meeting of Shareholders April 22, 2015,10:00 AM (Pacific Time)
This Form of Proxy is solicited by and on behalf of the Board of Directors
Notes to proxy
1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Lynden Energy Corp. to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted “FOR” Proposals 1, 3 and 4 and “FOR” each nominee for Director in Proposal 2, and in the proxies’ discretion on any other business that may properly come before the Meeting or any postponement or adjournment thereof.

6.	The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.	Fold

8.	This proxy should be read in conjunction with the 2014 annual report and proxy statement and information circular.

Proxies submitted must be received by 5:00 PM (Pacific Time) on Monday, April 20, 2015.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now.
If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

014UTA

Appointment of Proxyholder
I/We being shareholder(s) of Lynden Energy Corp. hereby appoint: Colin Watt, or failing him, Ron Paton,	OR	Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Lynden Energy Corp. to be held in the boardroom at 595 Burrard Street, Suite 2900, Vancouver, British Columbia on Wednesday, April 22, 2015 at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof.

THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

							For	Against	Abstain

1. Number of Directors To set the number of Directors at five.							☐	☐	☐

2. Election of Directors	For	Withhold		For	Withhold			For	Withhold	Fold

01. Robert Bereskin	☐	☐	02. John McLennan	☐	☐	03. Derek Michaelis		☐	☐

04. Ron Paton	☐	☐	05. Colin Watt	☐	☐

								For	Withhold

3. Appointment of Auditors Appointment of Deloitte LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.								☐	☐

							For	Against	Abstain

4. Stock Option Plan To approve the Company’s Stock Option Plan.							☐	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.	DD / MM / YY